UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2014

DynaResource, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30371	94-1589426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. La Colinas Blvd, Suite 744 East Tower, Irving, Texas 75039
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (972) 868-9066

_________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On October 6, 2014, Charles E. Smith resigned as an officer and director of DynaResource, Inc. for personal reasons, and in order to provide the availability for incoming officers and directors as the Company moves into its next phase of development. Mr. Smith will continue to work with the Company and its subsidiaries in Mexico, with a focus on the Mexico operations, as the Company transitions from an exploration and development Company to a production Company. Mr. Smith will continue in a consulting capacity as needed by the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 8, 2014

By: /s/ K.D. Diepholz
President and Chief Executive Officer

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